UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) February 3, 2015

CHUGACH ELECTRIC ASSOCIATION, INC.

(Exact name of registrant as specified in its charter)

Alaska	33-42125	92-0014224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 Electron Drive, Anchorage, AK	99518
(Address of Principal’s Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (907) 563-7494

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On February 3, 2015, Chugach Electric Association, Inc. (Chugach) entered into a Fourth Supplemental Indenture of Trust with U.S. Bank National Association, which is amendatory and supplementary to the Second Amended and Restated Indenture of Trust dated January 20, 2011, as amended by the First Supplemental Indenture dated January 20, 2011, the Second Supplemental Indenture dated September 30, 2011, and the Third Supplemental Indenture dated January 5, 2012 (the Indenture).  The  Fourth Supplemental Indenture amends Exhibit A to the Indenture to add Chugach’s interest in the real property described as the Hane Subdivision, which is located on land legally described as Tract One (1) under Plant No. 66-94, in Anchorage, Alaska.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description
4.29	Fourth Supplemental Indenture to the Second Amended and Restated Indenture of Trust between the Registrant and U.S. Bank National Association dated February 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2015		CHUGACH ELECTRIC ASSOCIATION, INC.
	By:	/s/ Bradley W. Evans
Bradley W. Evans
Chief Executive Officer